EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO EXCHANGE ACT RULE 13a-14(a),
as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

I, John M. Benson, certify that:

1. I have reviewed this Amendment No. 1 on Form 10-K/A to the annual report on Form 10-K of Pathfinder Cell Therapy, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

Dated: April 30 , 2012	By:	/s/ John M. Benson
John M. Benson
CFO and Treasurer